Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of American Business Change Agents, Inc. (the "Company") on Form 10-K for the fiscal year ended January 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward A. Sundberg, Chief Executive Officer of the Company, certify that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 28, 2013

By: /s/ Edward A. Sundberg

Edward A. Sundberg

Chief Executive Officer and Chief Financial Officer